Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED 3-YEAR CREDIT AGREEMENT

Dated as of October 17, 2005

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED 3-YEAR CREDIT AGREEMENT (this "Amendment"), dated as of October 17, 2005 among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders.

PRELIMINARY STATEMENTS:

(1)        The Company, the Lenders and the Agent have entered into a 3-Year Credit Agreement dated as of May 10, 2004, as amended and restated as of September 27, 2005 (the "Credit Agreement"). Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.

(2)        The Company has proposed to increase the aggregate amount of the Revolving Credit Commitments by adding a new Lender as a party to the Credit Agreement.

(3)        The Company, the Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)        The cover page is amended by replacing the figure "$450,000,000" with the figure “$500,000,000”.

(b)        The definition of "Revolving Credit Commitment is amended by deleting the phrase "on the signature pages hereof" and substituting therefor the phrase "on Schedule I hereto".

(c)        Schedule I is amended in full to read as set forth on Schedule I to this Amendment.

SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company, Morgan Stanley Bank and the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified), in form and substance satisfactory to the Required Lenders (unless otherwise specified) and in sufficient copies for each Lender:

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(a)            A certificate signed by a duly authorized officer of the Company stating that:

(i)             The representations and warranties contained in Section 3 are correct on and as of the date of such certificate as though made on and as of such date; and

(ii)	No event has occurred and is continuing that constitutes a Default.

(b)           Certified copies of the resolutions of the Board of Directors or the Finance Committee of the Board of Directors of the Company approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment.

(c)            A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and the other documents to be delivered by it hereunder.

(d)           A favorable opinion of Nicholas J. Camera, General Counsel of the Company, and of Cleary, Gottlieb, Steen & Hamilton, counsel for the Company, substantially in the form of Exhibits D-2 and D-1 to the Credit Agreement, respectively.

SECTION 3.   Representations and Warranties of the Company. The Company represents and warrants as follows:

(a)            The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

(b)           The execution, delivery and performance by the Company of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

(c)            No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

(d)           This Amendment has been duly executed and delivered by the Company. This Amendment and each of Credit Agreement and the Notes, as amended hereby, to which the Company is a party are legal, valid and binding obligations of the

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Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

(e)            There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement or any Note or the consummation of the transactions contemplated hereby.

SECTION 4.   Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5.   Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6.   Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.   Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

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THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Ellen Johnson
Title: Senior Vice President and Treasurer

CITIBANK, N.A.,
as Agent and as Lender

By /s/ Julio Ojea Quintana
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By /s/ George Catallo
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By /s/ Donald F. Carmichael, Jr.
Title: Vice President

LLOYDS TSB BANK PLC

By /s/ Nicholas J. Bruce
Title: Vice President

By /s/ Deborah Carlson
Title: Vice President and Manager

HSBC BANK USA

By /s/ Robert Elms
Title: Vice President

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ING BANK

By /s/ William James
Title: Vice President

ROYAL BANK OF CANADA

By /s/ Dustin Craven
Title: Attorney-In-Fact

UBS LOAN FINANCE LLC

By /s/ Wilfred Saint
Title: Director

By /s/ Joselin Fernandes
Title: Associate Director

SUNTRUST BANK

By /s/ Katherine Bass
Title: Vice President

CALYON NEW YORK BRANCH

By /s/ Yuri Muzichenko
Title: Vice President

By /s/ James Gibson
Title: Managing Director

MORGAN STANLEY BANK

By /s/ Daniel Twenge
Title: Vice President

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SCHEDULE I

LIST OF APPLICABLE LENDING OFFICES

Name of Initial Lender	Revolving Credit Commitment	Domestic Lending Office	Eurocurrency Lending Office
Citibank, N.A.	$80,357,143	Two Penns Way, Suite 200 New Castle, DE 19720 Attn: Heather Puchalski T: 302 894-6021 F: 212 994-0961	Two Penns Way, Suite 200 New Castle, DE 19720 Attn: Heather Puchalski T: 302 894-6021 F: 212 994-0961
JPMorgan Chase Bank, N.A.	$73,928,571	1411 Broadway, 5th Floor New York, NY 10018 Attn: Chris Bisram T: 212 391-6083 F: 212 391-6091	1411 Broadway, 5th Floor New York, NY 10018 Attn: Chris Bisram T: 212 391-6083 F: 212 391-6091
KeyBank National Association	$25,714,286	127 Public Square Cleveland, OH 94111 Attn: Francis Lutz T: 216 689-9968 F: 216689-0511	127 Public Square Cleveland, OH 94111 Attn: Francis Lutz T: 216 689-9968 F: 216689-0511
Lloyds TSB Bank plc	$56,250,000	Lloyds TSB Bank plc 1251 Avenue of the Americas 39th Floor New York, NY 10020 Attn: Patricia Kilian T: 212 930-8914 F: 212 930-5098	Lloyds TSB Bank plc 1251 Avenue of the Americas 39th Floor New York, NY 10020 Attn: Patricia Kilian T: 212 930-8914 F: 212 930-5098
HSBC Bank USA, National Association	$70,714,286	1 HSBC Center Buffalo, NY 14203 Attn: Nancy Lomas/Donna Riley T: 716 841-7179/4178 F: 716 841-0269	1 HSBC Center Buffalo, NY 14203 Attn: Nancy Lomas/Donna Riley T: 716 841-7179/4178 F: 716 841-0269
ING Bank	$16,071,429	1325 Avenue of the Americas 10th Floor New York, NY 10019 Attn: Eileen DiLorenzo T: 646 424-8232 F: 646 424-8256	1325 Avenue of the Americas 10th Floor New York, NY 10019 Attn: Eileen DiLorenzo T: 646 424-8232 F: 646 424-8256
Royal Bank of Canada	$9,642,857

Royal Bank of Canada

One Liberty Plaza, 4th Floor

New York, NY 10006-1404

Attn: Manager, Loans Administration

T: 212 428-6369

F: 212 428-2372

With a copy to:

Attn: Nigel Delph/Barton Lund

T: 212 428-6249/6509

F: 212 428-2319

Royal Bank of Canada

One Liberty Plaza, 4th Floor

New York, NY 10006-1404

Attn: Manager, Loans

Administration

T: 212 428-6369

F: 212 428-2372

With a copy to:

Attn: Nigel Delph/Barton Lund

T: 212 428-6249/6509

F: 212 428-2319

UBS Loan Finance LLC	$61,071,429	677 Washington Boulevard, 6th Floor Stamford, CT 06901 Attention: Denise Conzo T: 203 719-3853 F: 203 719-3888	677 Washington Boulevard, 6th Floor Stamford, CT 06901 Attention: Denise Conzo T: 203 719-3853 F: 203 719-3888
SunTrust Bank	$40,178,571

Mail Code 1928

303 Peachtree Street, 10th Floor

Atlanta, GA 30308

Attn: Heidi Khambatta

T: 404 827-6957

F: 404 658-4905

With a copy to:

LaWanda Griffeth

Mail Code 1928

303 Peachtree Street, 10th Floor

Atlanta, GA 30308

T: 404 230-5413

F: 404 575-2730

Mail Code 1928

303 Peachtree Street, 10th Floor

Atlanta, GA 30308

Attn: Heidi Khambatta

T: 404 827-6957

F: 404 658-4905

With a copy to:

LaWanda Griffeth

Mail Code 1928

303 Peachtree Street, 10th Floor

Atlanta, GA 30308

T: 404 230-5413

F: 404 575-2730

Calyon New York Branch	$16,071,429	1301 Avenue of the Americas New York, NY 10019 Attn: Marie-Lyrvold Bosse Doleyres T: 212 261-7164 F: 212 261-7696	1301 Avenue of the Americas New York, NY 10019 Attn: Marie-Lyrvold Bosse Doleyres T: 212 261-7164 F: 212 261-7696
Morgan Stanley Bank	$50,000,000	2500 Lake Park Blvd. Suite 300 C West Valley City, UT 84120 Attn: Larry Benison/Adam Hoffman T: 718 754-7299/7279 F: 718 754-7249/7250	2500 Lake Park Blvd. Suite 300 C West Valley City, UT 84120 Attn: Larry Benison/Adam Hoffman T: 718 754-7299/7279 F: 718 754-7249/7250
Total:	$500,000,000

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